SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                               -------------------


                  AMENDMENT NO. 2 TO CURRENT REPORT ON FORM 8-K
                  FILED WITH THE COMMISSION ON OCTOBER 14, 1997


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   October 14, 1997

CONTINENTAL AMERICAN TRANSPORTATION, INC.
         Exact name of Registrant as specified in charter)

Colorado         0-18729           84-1089599
(State or other       (Commission            (IRS employee
jurisdiction of       file number)           identification
incorporation                                       no.)


   495 Lovers Lane Road, Calhoun, Georgia          30701
--------------------------------------------------------
     (Address of principal executive office)     Zip Code

Registration telephone number, including area code: (706) 629-8682













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Item 4.           Changes in Registrant's Certifying Accountant.

                  Registrant hereby files its Amendment No. 2 to its Current Report on Form 8-K, filed with the Securities and Exchange Commission (the "Commission") on October 14, 1997, concerning the termination of its former auditors, Rosenberg Rich Baker Berman & Company ("Rosenberg Rich") on or about October 6, 1997 (the "Form 8-K'). Registrant filed Amendment No. 1 to the subject Form 8-K on November 6, 1997, attaching as an exhibit thereto a letter addressed to the Commission from Rosenberg Rich, dated October 30, 1997 (the "Rosenberg Letter"). By letter from the Commission, dated November 12, 1997, Registrant was requested to provide additional disclosures that are contained in this Amendment.

                  Initially, the Commission requests Registrant to clarify the date of dismissal of Rosenberg Rich. Registrant had stated in its Form 8-K that it advised Rosenberg Rich of its termination on October 6, 1997; conversely, Rosenberg Rich, in the Rosenberg Letter, advised the Commission that it received notice of its termination as Registrant's independent auditors on October 14, 1997. Registrant's President, Timothy Holstein, to the best of his recollection, advised Rosenberg Rich's managing partner of the dismissal by telephone on or about October 6, 1997.

                  Secondly, with respect to the Rosenberg Letter, the Commission requests Registrant to "...disclose the reportable event cited in the former accountants letter...". Registrant's following responses to this Commission request are specific as to the requirements outlined in Item 304(a)(1)(iv), paragraphs (B)(E) of Regulation S-B:

                  (a)(1)(iv)(B)(1): In the Rosenberg Letter, Registrant's former auditors, Rosenberg Rich, disagreed with the statements made by Registrant in the Form 8-K. Rosenberg Rich stated that by earlier letter dated August 4, 1997 (the "August Rosenberg Letter") and in connection with Rosenberg Rich's preparation of draft consolidated balance sheets, statements of operations and statements of cash flows at and for the six-month period ended December 31, 1996 and the nine month period ended March 31, 1997 (the "Financial Statements"), it had previously advised Registrant that it found Registrant's internal accounting records to be in extremely poor condition, citing as examples that cash accounts were not reconciled, significant other balance sheet accounts were not documented with supporting detail, intercompany account balances were not in agreement and expense categories contained unusual variances when compared to prior periods; continuing, Rosenberg Rich stated in the August Rosenberg Letter that Registrant and its subsidiaries failed to maintain effective internal control and accounting systems sufficient to safeguard its assets and report its performance, concluding that these specified deficiencies, although not capable of being quantified, may have a material effect on the Financial Statements.

                  (a)(1)(iv)(B)(2):  Not applicable.

                  (a)(1)(iv)(B)(3):  Not applicable.

                  (a)(1)(iv)(C): The subject matter of (a)(1)(iv)(B)(1) is the allegations set forth in the Rosenberg Letter as well as in the "August Rosenberg Letter", a copy of which is attached hereto as an

                                                         2

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                                  Exhibit.

                  (a)(1)(iv)(D):  The  Board  of  Directors   has  not
                                  discussed  with  Rosenberg  Rich the
                                  subject  matter  of the  allegations
                                  set  forth in the  Rosenberg  Letter
                                  nor those  set  forth in the  August
                                  Rosenberg Letter.

                  (a)(1)(iv)(E):  Registrant has authorized Rosenberg Rich to respond fully to any inquiries of Grant
                                  Thornton LLP, Registrant's successor
                                  accountant, concerning the subject matter of the allegations set forth in the Rosenberg Letter as well as those set forth in the August Rosenberg Letter.

Item 7.           Financial Statements and Exhibits.

                  (c)(16) Letter from Rosenberg Rich Baker Berman & Company to Timothy Holstein, Chairman of the Board, Continental American Transportation, Inc., dated August 4, 1997.


                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CONTINENTAL AMERICAN TRANSPORTATION, INC.


                                    By: s/Timothy Holstein
                                       Timothy Holstein, President
Dated:  December 11, 1997

























catfor22.8kA

                                                         3
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                                 EXHIBIT (C)(16)

                                 Rosenberg Rich
                             Baker Berman & Company
                                380 Foothill Road
                          Bridgewater, New Jersey 08807


                                 August 4, 1997

Timothy Holstein, Chairman of the Board
Continental American Transportation, Inc. and Subsidiaries
9495 Lovers Lane Road SE
Calhoun, GA 30701

Dear Mr. Holstein:

We have prepared, from your company's internal accounting records, draft consolidated balance sheets, statements of operations and statements of cash flows at and for the six-month period ended December 31, 1996 and the nine month period ended March 31, 1997. Additionally, we have prepared separate draft balance sheets and income statements for Continental American Transportation, Inc. and each of its subsidiaries.

This financial information has been gathered without independent verification by us. During the course of this project, we found your internal accounting records to be in extremely poor condition. For example, cash accounts were not reconciled, significant other balance sheet accounts were not documented with supporting detail, intercompany account balances were not in agreement and expense categories contained unusual variances when compared to prior periods.

As a public company, Continental American Transportation, Inc. and Subsidiaries is required to maintain effective internal control and accounting systems sufficient to safeguard its assets and report its performance. We found these systems not to be in place.

The effect of these deficiencies on the financial statements described above, although not capable of being quantified, may be material.

Please give your most serious consideration to the above and be guided accordingly. If we can be of any further assistance, please advise.




                                                  Very truly yours,

                                                  s/Frank S. LaForgia

                                                  Frank S. LaForgia, CPA
                                                  Member of the Firm

FSL:rmt









catfor22.8ka(Exhibit)



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